                                                                                                                                                       Exhibit 99.1
IN RE:	CHAPTER 11
UAL CORPORATION, ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
September 1, 2004 THROUGH September 30, 2004

1 The information contained in the Debtors' monthly operating report (the "MOR") is unaudited, is limited to the Debtors and their filing subsidiaries, is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by UAL Corporation or United Air Lines, Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

IN RE:	CHAPTER 11
UAL CORPORATION ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
September 1, 2004 THROUGH September 30, 2004

DEBTOR'S ADDRESS:	UAL Corporation
1200 East Algonquin Road
Elk Grove Township, IL 60007

DEBTOR'S ATTORNEYS:	James H. M. Sprayregen, P.C. (ARDC No. 6190206)
Marc Kieselstein (ARDC No. 6199255)
David R. Seligman (ARDC No. 6238064)
KIRKLAND & ELLIS
200 East Randolph Street
Chicago, IL 60601
(312) 861-2000 (telephone)
(312) 861-2200 (facsimile)
Counsel for the Debtors and Debtors In Possession

REPORT PREPARER:	UAL Corporation et al

I declare under penalty of perjury that the information contained in this monthly operating report
(including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 10/28/2004	DEBTOR-IN-POSSESSION

Print Name/Title:

Signature:

Address:	1200 East Algonquin Road
Elk Grove Township, IL 60007

Phone:

I.	Table of Contents

II.	UAL Corporation, et al. Unaudited Financial Statements

	A.	Condensed Consolidating Statement of Operations (Discloses only filing entities)
	B.	Statements of Consolidated Financial Position (Form 10Q to be filed by November 15, 2004)
	C.	Statements of Consolidated Cash Flows (Form 10Q to be filed by November 15, 2004)

III.	Summary of Cash Receipts and Cash Disbursements

	A.	Unaudited Consolidated Receipt Summary
	B.	Unaudited Disbursements by Legal Filing Entity and Summary

IV.	Additional Schedules

	A.	Insurance - Certifications
	B.	Payments to Insiders - Certification
	C.	Description of Tax Trusts / Escrows
	D.	Payments to Secured Creditors and Lessors
	E.	Professional Fee Payments
	F.	Accounts Receivable Schedule and Accounts Payable Schedule
	G.	Bank Accounts and Financial Institution Relationships

V.	Tax Questionnaire

UAL Corporation, et al. -Filing Entities

	Legal Filing Entity	Reporting Structure
1	UAL Corporation	X-1
2	United Air Lines, Inc.	X-1
3	UAL Company Services, Inc.	X-1
4	UAL Loyalty Services, Inc.	X-1
5	Confetti Inc.	X-4
6	Mileage Plus Holdings, Inc.	X-4
7	Mileage Plus Marketing, Inc.	X-6
8	MyPoints.com, Inc.	X-4
9	Cybergold, Inc.	X-8
10	iTarget.com, Inc.	X-8
11	MyPoints Offline Services, Inc.	X-8
12	UAL Benefits Management Inc.	X-1
13	United BizJet Holdings, Inc.	X-1
14	BizJet Charter, Inc.	X-13
15	BizJet Fractional, Inc.	X-13
16	BizJet Services, Inc.	X-13
17	Kion Leasing, Inc.	X-2
18	Premier Meeting and Travel Services, Inc.	X-2
19	United Aviation Fuels Corporation	X-2
20	United Cogen, Inc.	X-2
21	Mileage Plus, Inc.	X-2
22	United GHS, Inc.	X-2
23	United Worldwide Corporation	X-2
24	United Vacations, Inc.	X-2
25	Four Star Leasing, Inc.	X-1
26	Air Wis Services, Inc.	X-1
27	Air Wisconsin, Inc.	X-26
28	Domicile Management Services, Inc.	X-26

UAL CORPORATION AND SUBSIDIARY COMPANIES (filing entities only)
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS[1]
FOR THE MONTH ENDED September 30, 2004
($ amounts in 000's)

UAL
CONSOLIDATING

Total operating revenues	1,467,943

Total operating expenses	1,585,532

Earnings (loss) from operations	(117,589)

Non-operating income (expenses):
Net interest expense	(32,514)
Other income (expenses), net:	17,708
Total non-operating income (expenses):	(14,806)

Net Earnings (loss) before Reorganization items	(132,395)

Reorganization items	(89,452)

Net earnings (loss)	(221,847)

CASE NAME: UAL Corporation et al.	CASE NUMBERS : 02-48191 through 02-48218

Filed Entities of UAL Corporation [2]

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

For The Period Ending Septmeber 30, 2004			(Amounts in US dollar $)

BEGINNING BALANCE (ending balance August 31,2004)
Operating Accounts - DOM			$36,092,878
Operating Accounts - INT			$23,884,175
London Overnight Investment Balance			$2,542,371
Liquidity Pool			$1,067,491,904
Restricted Cash [3]			$838,573,999
Subsidiaries:
a. Mileage Plus, Inc.			$303,316
b. Premier Meeting and Travel Services, Inc.			$279,963
c. MyPoints.com, Inc.			$3,589,589
d. Domicile Management Services, Inc.			$523,623
e. UAL Loyalty Services, Inc.			$852,457
f. United Aviation Fuel Corporation			$688,232
TOTAL BEGINNING BALANCE			$1,974,822,506

RECEIPTS (Summary of all domestic and international bank accounts):
1. Receipts from operations (net of Intercompany receipts)		$1,441,655,117
2. Debtor -In- Possession Financing		$502,644,264
3. Other receipts		$20,252,537

TOTAL RECEIPTS	(A)	$1,964,551,918
CHECK

DISBURSEMENTS (Summary of all accounts):
1. Net payroll [4]
a. Officers		$858,518
b. Non-Officer		$190,405,014

2. Taxes paid or deposited:
a. Federal Income Tax and FICA withholdings		$65,750,946
b. State income tax w/held		$8,657,928
c. State sales or use tax		$115,072
d. Other [5]		$181,664,163

3. Necessary Operational Disbursements [6]
a. Operating Disbursements (net of Intercompany disbursements)		$1,122,688,182
b. Transferred to escrows / restricted cash		$1,173,948

TOTAL DISBURSEMENTS	(B)	$1,571,313,770

NET RECEIPTS (Line (A) less Line (B))			$393,238,148

ENDING BALANCE (BEGINNING BALANCE PLUS NET RECEIPTS)			$2,368,060,654

Bank One Overnight Investment Account (month over month change) [7]			($765,397)

TOTAL ENDING BALANCE [8]			$2,367,295,257

Check

ENDING BALANCE (as of Septmeber 30, 2004)
Operating Accounts - DOM		$42,730,996
Operating Accounts - INT		$22,771,231
London Overnight Investment		$1,665,018
Liquidity Pool		$1,451,037,085
Restricted Cash [3]		$839,747,947
Subsidiaries:
Mileage Plus, Inc.		$184,374
Premier Meeting and Travel Services, Inc.		$1,335,495
MyPoints.com, Inc.		$4,055,760
Domicile Management Services, Inc.		$266,656
UAL Loyalty Services, Inc.		$1,978,264
United Aviation Fuel Corporation		$1,522,430

TOTAL ENDING BALANCE		$2,367,295,257

1 Pro forma basis, not prepared according to Generally Accepted Accounting Principles, and excludes certain elimination entries and non-cash adjustments.
2 See Page 4 for a list of the 28 filing entities.
3 Restricted cash does not include $200 million held in a Tax Trust Escrow nor restricted cash amounts associated with any non-filing entities. See Schedule C of this report for a description of the Tax Trust Escrow.
4 Includes information for domestic entities only.
5 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax.
6 Includes certain aircraft financing payments for the month of September (2004). These payments are highlighted in Schedule D of this report.
7 Account used to invest excess funds on a daily basis that are not transferred to liquidity pool.
8 Ending cash balance does not include $200 million held in a Tax Trust Escrow. See Schedule C of this report for a description of the Tax Trust Escrow.

BANK
ENTITY:	RECEIPT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	1,529,945,319

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	3,029,256

International Operational Receipts [2]	BEG BALANCE (LESS) ENDING BALANCE	101,343,937
PLUS NET REPATRIATION

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,634,318,512	( A )

Debtor-In-Possession Financing	0	( B )

Other Non-Operational Receipts [3]	SEE FOOTNOTE BELOW	20,252,537	( B )

Less, Non-filing entities	NONE FOR THIS PERIOD	0

GROSS RECEIPTS (tie to bank statements)	1,654,571,049

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	192,663,395	( D )

NET RECEIPTS	$1,461,907,654

Forward to MOR Summary:
Receipts from operations (net of Intercompany receipts)	1,441,655,117	(A-D )
Other receipts	20,252,537	( B )
$1,461,907,654	False

1 Includes receipt activity for United Airline's Liquidity Pool and the following subsidiaries: MyPoints.com, Inc., Premier Meeting & Travel Services, Inc., Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc.
2 Accounts for net repatriation to the liquidity pool in the amount of $102,456,881.
3 Includes net activity related to the London overnight investment account, interest income, aircraft and other asset sales, local station bank activity, and transfers to restricted cash.

BANK
ENTITY:	LIQUIDITY POOL [1]	ACCTS:	Bank One Acct. #51-67795
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	1,307,233,156

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	$101,343,937
PLUS NET REPATRIATION
Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,408,577,093

Debtor-In-Possession Financing	-

Other Non-Operational Receipts [2]	SEE FOOTNOTE BELOW	$19,285,840

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS	1,427,862,933

UAL	-
UAL Loyalty Services, Inc.	-
UAL Company Services, Inc.	-
Confetti Inc.	-
MyPoints.com, Inc.	946,621
Cybergold, Inc.	-
iTarget.com, Inc.	-
MyPoints Offline Services, Inc.	-
UAL Benefits Management, Inc.	-
United BizJet Holdings, Inc.	-
United BizJet Charter, Inc.	-
United BizJet Fractional, Inc.	-
United BizJet Services, Inc.	-
Kion Leasing, Inc.	-
Premier Meeting and Travel Services, Inc.	172,623
United Aviation Fuels Corporation	20,150,000
United Cogen, Inc.	-
Mileage Plus, Inc.	3,829
United GHS, Inc.	-
United Worldwide Corporation	-
United Vacations, Inc.	-
Four Star Leasing, Inc.	-
Air Wisconsin Services, Inc.	-
Air Wisconsin , Inc.	-
Domicile Management Services, Inc.	-

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	21,273,073

NET RECEIPTS	$1,406,589,860

1 Includes receipt activity for all filing entities of UAL Corporation (refer to page 4) except those receipts collected by MyPoints.com, Inc., Premier Meeting & Travel Services, Inc. Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc. in operating bank accounts outside of the Liquidity Pool.
3 Includes net activity related to the London overnight investment account, interest income, aircraft and other asset sales, local station bank activity, and transfers to restricted cash.

PREMIER MEETING & TRAVEL	BANK
ENTITY:	SERVICES, INC.	ACCTS:	Bank One 55-78531
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	1,640,322

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,640,322

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	191

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	1,640,513

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	441,932

NET RECEIPTS	1,198,581

BANK STATEMENT RECONCILIATION:
Beginning Balance	$279,963
Receipts	1,640,513
Disbursements	(584,981)
Reconciled Ending Balance	$1,335,495

Reported Ending Balance	$1,335,495

Difference	$0

			Fleet Bank # 55157711
			Wells Fargo #449-6837055, 10765100
MYPOINTS.COM, INC.		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY (see above for accounts)		1,429,256
			-
			-
			-
Total Non-Bank One Receipts			1,429,256

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,429,256

Other Non-Operational Receipts		INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	949,865

Less, Non-filing entities	NONE FOR THIS PERIOD		-

	GROSS RECEIPTS (tie to bank statement)		2,379,121

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		-

	NET RECEIPTS		2,379,121

BANK STATEMENT RECONCILIATION:
Beginning Balance	$3,589,589
Receipts	2,379,121
Disbursements	(1,912,950)
Reconciled Ending Balance	$4,055,760

Reported Ending Balance	$4,055,760

Difference	$0

1 Includes receipt activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	-

Domestic Operational Receipts	SHORE BANK	$1,600,000
-
-
-
Total Non-Bank One Receipts	1,600,000

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,600,000

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	10,348

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	1,610,348

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	1,600,000

NET RECEIPTS	10,348

BANK STATEMENT RECONCILIATION:
Beginning Balance	$303,316
Receipts	1,610,348
Disbursements	(1,729,290)
Reconciled Ending Balance	$184,374

Reported Ending Balance	$184,374

Difference	($0)

UNITED AVIATION FUELS		BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
			(see schedule F for details)

	RECEIPT SOURCE	DESCRIPTION	AMOUNT

	Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	213,623,451

	Domestic Operational Receipts	NORTHERN TRUST COMPANY	-
			-
			-
			-
	Total Non-Bank One Receipts		-

	International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

	Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	213,623,451

	Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	-

	Less, Non-filing entities	NONE FOR THIS PERIOD	-

		GROSS RECEIPTS (tie to bank statement)	213,623,451

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	161,900,000
		(Provide detail above)

		NET RECEIPTS	51,723,451

BANK STATEMENT RECONCILIATION:
Beginning Balance	$688,232
Receipts	213,623,451
Disbursements	(212,789,253)
Reconciled Ending Balance	$1,522,430

Reported Ending Balance	$1,522,430

Difference	($0)

		BANK	BANK ONE ACCT. 11-01955, 11-02250,
ENTITY:	UAL LOYALTY SERVICES, INC.	ACCTS:	10-61639, 11-33545
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		$7,448,390

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY		$0
			$0
			$0
			$0
Total Non-Bank One Receipts			$0

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		7,448,390

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		$0

Less, Non-filing entities		NONE FOR THIS PERIOD	$0

		GROSS RECEIPTS (tie to bank statement)	7,448,390

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	7,448,390

		NET RECEIPTS	$0

BANK STATEMENT RECONCILIATION:
Beginning Balance	$852,457
Receipts	7,448,390
Disbursements	(6,322,583)
Reconciled Ending Balance	$1,978,264

Reported Ending Balance	$1,978,264
Difference	$0

		BANK
ENTITY:	DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION			AMOUNT

			US $ @	109.85
Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY			$0

Domestic Operational Receipts	CITIBANK			$0
				$0
				$0
				$0
Total Non-Bank One Receipts				$0

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE	09/30/2004	$0

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY			$0

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.			6,293

Less, Non-filing entities	NONE FOR THIS PERIOD			$0

		GROSS RECEIPTS (tie to bank statement)		6,293

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		$0

		NET RECEIPTS		6,293

BANK STATEMENT RECONCILIATION:
Beginning Balance	523,623
Receipts	6,293
Disbursements	(263,260)
Reconciled Ending Balance	$266,656

Reported Ending Balance	$266,656

Difference	$0

		BANK
ENTITY:	DISBURSEMENT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		858,518	( A )
xxx	PAYROLL NON-OFFICER		190,405,014	( B )

04	AVIATION FUEL [2]	(SEE FUEL SUMMARY BELOW)	306,504,586
06	CATERING		241,236,692
03	RECURRING RENT		47,352,522
01	GENERAL PAYABLES		603,477,219
17	INSURANCE		41,336,868
18	LANDING FEES		18,139,663
xxx	OTHER		57,304,027

SUBTOTAL EXCLUDING PAYROLL			1,315,351,576	( C )

	GROSS DISBURSEMENTS (tie to bank statement)		1,506,615,108

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		192,663,395	( D )

	TAXES:
	a. Federal Income Tax and FICA withholdings		65,750,946
	b. State income tax w/held		8,657,928
	c. State sales or use tax		115,072
	d. Other [3]		181,664,163
	TOTAL TAXES		256,188,109	( E )

	NET MONTHLY DISBURSEMENTS		$ 1,570,139,822

Forward to MOR Summary:
Officers Payroll			858,518	( A )
Non-Officer Payroll			190,405,014	( B )
Taxes			256,188,109	( E )
Necessary Operational Disbursements (less intercompany transfers)			1,122,688,182	(C-D)
			$ 1,570,139,822

1 Includes disbursement activity for all filing entities of UAL Corporation (refer to page 4).
2 Fuel Summary:
UAFC Fuel Disbursements	-
United Fuel Disbursements	306,504,586
Total Fuel Disbursements	306,504,586
Less: Intercompany Transfers	(182,050,000)
Fuel Disbursements	$ 124,454,586
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL CORPORATION [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES[1]	900
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER

SUBTOTAL EXCLUDING PAYROLL	900

GROSS DISBURSEMENTS (tie to bank statement)	900

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	900

1 Includes expenses incurred by members of the Board of Directors.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED AIRLINES, INC. [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	858,518
xxx	PAYROLL NON-OFFICER	188,972,501

04	AVIATION FUEL	(Includes intercompany transfer to UAFC, see below)	306,504,586
06	CATERING	28,447,439
03	RECURRING RENT	41,029,939
01	GENERAL PAYABLES	600,480,146
17	INSURANCE	41,336,868
18	LANDING FEES	18,139,663
xxx	OTHER [2]	57,304,027

SUBTOTAL EXCLUDING PAYROLL	1,093,242,667

GROSS DISBURSEMENTS (tie to bank statement)	1,283,073,686

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES
MyPoints.com, Inc.	-
Premier Meeting and Travel Services, Inc.	441,932
Mileage Plus, Inc.	1,600,000
United Aviation Fuels Corporation	161,900,000
UAL Loyalty Services, Inc.	7,448,390
Domicile Management Services, Inc.	-
TOTAL TRANSFERS TO OTHER ACCOUNTS / ENTITIES	171,390,322

TAXES:
a. Federal Income Tax and FICA withholdings	65,532,618
b. State income tax w/held	8,642,223
c. State sales or use tax	114,783
d. Other (specify) [3]	181,657,433
TOTAL TAXES	255,947,057

NET MONTHLY DISBURSEMENTS	$ 1,367,630,421

1 Includes activity for United Airlines, Inc., UAL Company Services, Inc., United GHS, Inc., UAL Benefits Management, Inc. and Air Wisconsin, Inc.
2 Includes corporate volume agreements (APO8), maintenance (APO 9), crew housing (APO 11), damaged bags (APO 12), GSA's (APO14), group deposits (APO 15), tour payables (APO 16), lost baggage claims (APO 19), ORD JJ (APO 21), passenger facility charges (APO 22), cargo claims (APO 23), property work orders (APO 24), travel agency incentives (APO 25), back end commissions (APO 26),cargo correspondence (APO 29), employee travel expenses (APO 45), DIP fees and interest, 401K, pilot directed account plan and sick leave trust payments.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

		BANK	BANK ONE ACCT. 11-01955, 11-02250, 10-61639,
ENTITY:	UAL LOYALTY SERVICES, INC [1]	ACCTS:	11-33545
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			6,322,583
01	GENERAL PAYABLES
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			6,322,583

		GROSS DISBURSEMENTS (tie to bank statement)		6,322,583

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		$ 6,322,583

1 Includes disbursement activity for Confetti, Inc., Mileage Plus Holdings, Inc. and Mileage Plus Marketing, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS HOLDINGS, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
	a. Federal Income Tax and FICA withholdings		-
	b. State income tax w/held		-
	c. State sales or use tax		-
	d. Other [2]		-
	TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS MARKETING, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	CONFETTI, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL COMPANY SERVICES, INC. [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
MYPOINTS.COM, INC.	BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER
xxx	PAYROLL NON-OFFICER	704,858

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	1,208,092
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	1,208,092

GROSS DISBURSEMENTS (tie to bank statement)	1,912,950

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	946,621

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ 966,329

1 Includes disbursement activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	CYBERGOLD, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
	a. Federal Income Tax and FICA withholdings		-
	b. State income tax w/held		-
	c. State sales or use tax		-
	d. Other [2]		-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	iTARGET.COM, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
	a. Federal Income Tax and FICA withholdings		-
	b. State income tax w/held		-
	c. State sales or use tax		-
	d. Other [2]		-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	MYPOINTS OFFLINE SERVICES, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
	a. Federal Income Tax and FICA withholdings		-
	b. State income tax w/held		-
	c. State sales or use tax		-
	d. Other [2]		-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL BENEFITS MANAGEMENT, INC.[1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED BIZJET HOLDINGS, INC.[1]	ACCTS:	Bank One #10-96072
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Includes disbursement activity for BizJet Fractional, Inc., BizJet Charter, Inc., and BizJet Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET CHARTER, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET FRACTIONAL, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET SERVICES, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	KION LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended September 30, 2004.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

PREMIER MEETING AND TRAVEL	BANK
ENTITY:	SERVICES, INC.	ACCTS:	Bank One 5578531
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	584,981
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	584,981

GROSS DISBURSEMENTS (tie to bank statement)	584,981

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	172,623

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [1]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ 412,358

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

	UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL
06	CATERING		212,789,253
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		212,789,253

	GROSS DISBURSEMENTS (tie to bank statement)		212,789,253

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		20,150,000

TAXES:
	a. Federal Income Tax and FICA withholdings		-
	b. State income tax w/held		-
	c. State sales or use tax		-
	d. Other [1]		-
	TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS	$192,639,253

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED COGEN , INC.	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	179,257
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	179,257

GROSS DISBURSEMENTS (tie to bank statement)	179,257

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [1]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	179,257

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER
xxx	PAYROLL NON-OFFICER	720,119

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	768,408
17	INSURANCE
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	768,408

GROSS DISBURSEMENTS (tie to bank statement)	1,488,527

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	3,829

TAXES:
a. Federal Income Tax and FICA withholdings	218,328
b. State income tax w/held	15,705
c. State sales or use tax
d. Other [1]	6,730
TOTAL TAXES	240,763

NET MONTHLY DISBURSEMENTS	$ 1,725,461

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED GHS, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED WORLDWIDE CORPORATION [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended September 30, 2004.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED VACATIONS, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended September 30, 2004.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	FOUR STAR LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended September 30, 2004.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN, INC. [1]	ACCTS:	See Schedule F for Details

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN SERVICES, INC [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through Air Wisconsin, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

ENTITY:	BANK
DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	7,536

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	255,435
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	255,435

GROSS DISBURSEMENTS (tie to bank statement)	262,971

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	289
d. Other [1]	-
TOTAL TAXES	289

NET MONTHLY DISBURSEMENTS	$ 263,260

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax, quarterly payments made to the INS, and US Custom Fees and Department of Agriculture.

SCHEDULE A and B - Payments to Insiders and Insurance

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies held by all legal entities of UAL Corporation have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of September 30, 2004.

Signature

Print Name and Title

Date

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C. Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Signature

Print Name and Title

Date

SCHEDULE C - Description of Tax Trusts

Escrow Accounts
The Debtors have created an escrow account to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

Escrow Fund
This escrow fund was established with LaSalle Bank on November 29, 2002 and funded on December 5, 2002 with an initial funding of $200 million to account for the estimated tax liability of UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, Inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., Four Star Leasing, Inc.,Air Wisconsin Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuel Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, and United Vacations, Inc. No subsequent funding or payments are made from the escrow account.

The components of the Escrow fund:
w Federal payroll withholding taxes, FICA (employee portion), and Medicare;
w Federal air transportation excise taxes;
w Federal security charges;
w Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
w Federal Immigration and Naturalization Service (INS) fees;
w Federal customs fees;
w State and local income tax withholding;
w Disability taxes;
w Passenger facility charges ("PFC");
w State sales and use taxes;
w Federal and state fuel taxes

SCHEDULE D - Payments to Secured Creditors and Lessors

Name of Creditor or Lessor	Type	Date Regular Payment is Due	Amount of Regular Payment	Check # of Payments	Number of Payments Delinquent*	Amount of Payments * Delinquent

CORPORATE TRUST SERVICES	AIRCRAFT	9/1/04	110,000.00
US BANK	AIRCRAFT	9/1/04	23,980,215.44
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	9/1/04	4,595,625.00
SOCIETE GENERALE	AIRCRAFT	9/1/04	75,000.00
BAYERISCHE LAANDESBANK	AIRCRAFT	9/1/04	1,125,000.00
US BANK	AIRCRAFT	9/2/04	85,000.00
KREDITANSTALT FUR WIEDERAUFBAU	AIRCRAFT	9/2/04	451,935.23
US BANK	AIRCRAFT	9/3/04	260,000.00
RBS AEROSPACE LIMITED	AIRCRAFT	9/7/04	85,000.00
US BANK	AIRCRAFT	9/7/04	630,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	9/7/04	80,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	9/8/04	700,000.00
IAE	AIRCRAFT	9/8/04	1,620,000.00
RBS AEROSPACE LIMITED	AIRCRAFT	9/8/04	85,000.00
AIE VI	AIRCRAFT	9/9/04	3,630,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	9/10/04	1,273,333.33
US BANK	AIRCRAFT	9/10/04	901,040.31
WILMINGTON TRUST COMPANY	AIRCRAFT	9/13/04	1,208,889.89
US BANK	AIRCRAFT	9/13/04	325,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	9/14/04	80,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	9/15/04	8,484,062.50
WILMINGTON TRUST COMPANY	AIRCRAFT	9/17/04	258,777.78
BNP PARIBAS, TOKYO BRANCH	AIRCRAFT	9/20/04	130,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	9/20/04	299,200.83
US BANK	AIRCRAFT	9/20/04	1,545,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	9/20/04	1,336,632.50
US BANK	AIRCRAFT	9/23/04	825,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	9/23/04	170,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	9/27/04	160,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	9/28/04	1,033,981.48
US BANK	AIRCRAFT	9/29/04	589,611.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	9/29/04	4,715,148.56
WILMINGTON TRUST COMPANY	AIRCRAFT	9/29/04	85,000.00
CUMBERLAND LEASE CORP	AIRCRAFT	9/30/04	296,083.33
MIZUHO CORPORATE BANK	AIRCRAFT	9/30/04	650,000.00
PHILIP MORRIS CAPITAL CORPORATION	AIRCRAFT	9/30/04	2,080,000.00
SOCIETE GENERALE	AIRCRAFT	9/30/04	775,125.08
US BANK	AIRCRAFT	9/30/04	19,311,666.66
WESTDEUTSCHE LANDESBANK GIROZCENTRALE	AIRCRAFT	9/30/04	2,250,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	9/30/04	11,944,375.00
WILMINGTON TRUST COMPANY	AIRCRAFT	9/30/04	1,320,500.00
CIT GROUP	AIRCRAFT	9/30/04	440,000.00
EXPORT DEVELOPMENT CORPORATION	SIMULATOR	9/30/04	325,474.80
MITSUBISHI TRUST & BANKING CORP.	AIRCRAFT	9/30/04	4,860,000.00
CREDIT AGRICOLE INDOSUEZ	AIRCRAFT	9/30/04	1,094,961.31
SMBC	AIRCRAFT	9/30/04	2,100,000.00
HELIOS LEASE	AIRCRAFT	9/30/04	230,540.25
UT FINANCE (Aircraft Engine)	AIRCRAFT	9/30/04	182,516.06

Total			108,794,696.34

SCHEDULE E - Professional Payments [1]

PROFESSIONAL GROUP	MONTH AMOUNT AUTHORIZED	MONTH AMOUNT PAID
Babcock & Brown	210,000	210,000
Bain & Company (OCP)	126,900	126,900
Cognizant Associates	50,132	50,132
FTI Consulting Inc	104,671	104,671
Huron Consulting Group	386,609	386,609
Jenner & Block	260,648	260,648
Kirkland & Ellis	1,904,885	1,904,885
KMZ Rosenman	79,192	79,192
LeBoeuf Lamb Greene	16,705	16,705
McKinsey & Company (OCP)	1,557,446	1,557,446
Marr Hipp Jones & Wang	8,988	8,988
Mayer, Brown, Rowe & Maw LLP	422,284	422,284
Meckler Bulger	141,732	141,732
Mercer Management Consulting	365,202	365,202
Piper Rudnick	62,067	62,067
PriceWaterhouseCoopers	97,152	97,152
Rothschild Inc	620,745	620,745
Saybrook Capital	267,792	267,792
Sonnenschein Nath & Rosenthal	730,702	730,702
Sperling & Slater PC	142,110	142,110
Retired Pilots Association	5,140	5,140
Committee of Unsecured Creditors	15,727	15,727

Total		$ 7,576,829.41

1 Professionals, for the purpose of this report, are defined as those who have filed a Professional Retention with the Federal Bankruptcy Court and whom are subject to the Interim Compensation Motion. All professional fees and expenses incurred in September have been accrued and reported on the Debtor's Balance Sheet. In instances in which fee applications have been received and the associated payments have been made, the accrual has been adjusted and the actual activity has been reflected in the Debtor's Accounts Payable.

SCHEDULE F - Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES
		Tie -out	Consol.	Filed	Non-Filed
			A/R	Entities	Entities
Beginning of month balance[1]	$1,071,112,957		$1,153,128,000	$1,141,663,554	$11,464,446

Add: sales on account	$1,681,979,431

Less: collections	($1,608,284,444)

Less: Write-offs and Clearing	($3,144,390)

End of month balance	$1,141,663,554

		0 - 30 Days[2]	31 - 60 Days[2]	61 - 90 Days[2]	Over 90 Days[2]	End of Month Total

		$1,019,321,888	$47,147,447	$25,088,334	$50,105,885	$1,141,663,554

1 Includes accruals for unprocessed sales for which the Debtor has not sent an invoice during the reporting period.
2 Accounts receivable aging based upon the previous month's aging percentage.

STATEMENT OF ACCOUNTS PAYABLE

Consolidated Filing Entities		Tie -out	Consol.	Filed	Non-Filed
			A/P	Entities	Entities
Beginning of month balance [1]	$396,318,000		$415,055,000	$410,782,000	$4,273,000

Add: credit extended	($1,424,573,671)

Less: payments on account	$1,439,037,671

End of month balance	$410,782,000

		0 - 30 Days	31 - 60 Days [2]	61 - 90 Days [2]	Over 90 Days [2]	End of Month Total

		$409,151,970	$195,710	$1,434,320	$0	$410,782,000

1 Includes accruals for goods and services received for which the Debtor has not yet received an invoice during the reporting period.
2 All trade payables over 30 days old are available upon request.

SCHEDULE G - Bank Accounts and Financial Institution Relationships

The Debtors" businesses and financial affairs require the collection, disbursement and movement of funds through numerous bank accounts.
In addition to the 173 domestic bank accounts, the Debtor operates 114 accounts in approximately 47 countries around the world.
A list of the Debtor"s bank accounts is detailed below:

(*denotes new account for this monthly operating report as compared to prior monthly operating report)

DOMESTIC BANK ACCOUNTS

Financial Institution	Account Location	Acct #
1ST SOURCE BANK	South Bend, IN	n/a
AMSOUTH BANK	Birmingham, AL	n/a
AMSOUTH BANK	Knoxville, TN	n/a
ASSOCIATED BANK -WI	Madison, WI	n/a
BANK OF AMERICA	North Charleston, SC	n/a
BANK OF AMERICA	Baltimore, MD	n/a
BANK OF AMERICA	Savannah, GA	n/a
BANK OF AMERICA	Greenville, SC	n/a
BANK OF AMERICA	Richmond, VA	n/a
BANK OF AMERICA	Greensboro, NC	n/a
BANK OF AMERICA	Wichita, KS	n/a
BANK OF AMERICA	Springfield, MO	n/a
BANK OF AMERICA	Kansas City, MO	n/a
BANK OF AMERICA	Portland, OR	n/a
BANK OF AMERICA	Austin, TX	n/a
BANK OF AMERICA	San Antonio, TX	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA CALIF PZ	San Francisco, CA	n/a
Bank of America PZ-CA	DeKalb, Ga	n/a
BANK OF AMERICA SFOTK	San Francisco, CA	n/a
BANK OF AMERICA -SILVER WINGS	San Francisco, CA	n/a
BANK OF AMERICA WASHINGTON	Seattle, WA	n/a
BANK OF HAWAII	Honolulu, HI	n/a
BANK OF ILLINOIS (Air Wisconsin)	Normal, IL	n/a
BANK OF NEW YORK	White Plains, NY	n/a
BANK OF OKLAHOMA	Tulsa, OK	n/a
BANK OF THE WEST	San Jose, Ca	n/a
BANK ONE	Chicago, IL (Miami Cluster)	n/a
BANK ONE	Grand Rapids, MI	n/a
BANK ONE (Tickets By Mail)	Detroit, MI	n/a
BANK ONE	Detroit, MI	n/a
BANK ONE	Lexington, KY	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE (AirWisconsin)	Traverse City, MI	n/a
BANK ONE (CAFETERIA)	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE INDIANAPOLIS	Indianapolis, IN	n/a
BANK ONE OF OKLAHOMA	Oklahoma City, OK	n/a
CANADIAN IMPERIAL	Toronto, Ontario Canada	n/a
CANANDAIGUA NAT BANK & TRUST	Pittsford, NY	n/a
CAPITAL CITY BANK & TRUST CO	Atlanta, Ga	n/a
CAPITAL SAVINGS BANK	El Paso, TX	n/a
Charter One Bank	Binghamton, NY	n/a
CHASE BANK	New York, NY	n/a
CHASE MANHATTAN BANK (FirstBank)	St. Thomas, USVI	n/a
CHASE MANHATTAN BANK	New York, NY (LGA)	n/a
CHITTENDEN TRUST CO	Burlington, VT	n/a
CITIBANK	New York, NY	n/a
CITIBANK	New York, NY	n/a
CITIBANK (EMP WELFARE)	New York, NY	n/a
CITIBANK, N.A.	Jamaica, NY (JFK)	n/a
City National Bank	Charleston, WV	n/a
COMERICA	Detroit, MI	n/a
COMERICA (AirWisconsin)	Lansing, MI	n/a
COMMUNITY BANK OF COLORADO CO	Gunnison, CO	n/a
FIFTH THIRD BANK	Florence, KY	n/a
FIFTH THIRD BANK	Kalamazoo, MI	n/a
FIRST BANK OF AVON	Avon, CO	n/a
FIRST CITIZENS BANK	Raleigh, NC	n/a
FIRST CITIZENS BK-RALEIGH	Charlotte, NC	n/a
FIRST HAWAIIAN BANK	Honolulu, HI	n/a
FIRST MIDWEST BANK	Moline, IL	n/a
FIRST NATIONAL BANK OF ROCKIES	Hayden, CO	n/a
FIRST UNION	Philadelphia, PA	n/a
FIRST UNION BANK	Allentown, PA	n/a
FIRST UNION BANK	Roanoke, VA	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRSTAR BANK	Cedar Rapids, IA	n/a
FIRSTAR BANK	St. Louis, MO	n/a
FIRSTAR, N.A.	Cleveland, OH	n/a
FLEET	Boston, MA	n/a
FLEET BANK	Manchester, NH	n/a
FLEET NATIONAL BANK	Providence, RI	n/a
FREELAND STATE BANK	Freeland, MI	n/a
FVB COLONIAL	Richmond, VA	n/a
HARRIS BANK	Chicago, IL	n/a
HSBC	Buffalo, NY	n/a
JACKSON STATE BANK-WY	Jackson Hole, WY	n/a
JP MORGAN CHASE	New York, NY	n/a
JP MORGAN CHASE	New York, NY	n/a
KEY BANK	Newburgh, NY	n/a
KEY BANK	Dayton, OH	n/a
KEY BANK OF CENTRAL N.Y.	Syracuse, NY	n/a
KEY BANK OF EASTERN N.Y.	Albany, NY	n/a
M & I BANK	Milwaukee, WI	n/a
M & I BANK FOX VALLEY	Appleton, WI	n/a
M & I BANK OF MOSINEE	Mosinee, WI	n/a
M & I MARSHALL & ILSLEY	Green Bay, WI	n/a
M & T BANK	Middletown, PA	n/a
MONTROSE BANK CO	Montrose, CO	n/a
NATIONAL CITY	Columbus, OH	n/a
NATIONAL CITY BANK	Pittsburgh, PA	n/a
NATIONAL CITY BANK OF INDIANA	Fort Wayne, IN	n/a
NATIONAL CITY BANK OF MI/IL	Peoria, IL	n/a
NATIONAL CITY BANK OF MI/IL (AW)	Springfield, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST BANK (WHQ Deposits)	Chicago, IL	n/a
NORTHERN TRUST CO 15 & 16	Chicago, IL	n/a
NORTHERN TRUST CONTROL ACCT	Chicago, IL	n/a
NORTHERN TRUST FIELD REFUNDS	Chicago, IL	n/a
NORTHERN TRUST LOCAL DISB	Chicago, IL	n/a
PEOPLES HERITAGE	Portland, ME	n/a
PNC Bank	Avoca, PA	n/a
PNC Bank	State College, PA	n/a
SUN TRUST	Washington, DC	n/a
SUN TRUST BANK	Nashville, TN	n/a
SUN TRUST BANK	Orlando, FL	n/a
THE NORTHERN TRUST	Chicago, IL	n/a
TIDEWATER BANK	Norfolk, VA	n/a
U.S. BANK OF MINNESOTA	Medford, OR	n/a
UNION BANK OF CALIFORNIA	San Diego, CA	n/a
UNIZAN BANK	North Canton, OH	n/a
US Bank	Fargo, ND	n/a
US BANK	Aspen, CO	n/a
US BANK	Rapid City, SD (Mileage Plus)	n/a
US BANK (HELENA, MONTANA)	Billings, MT	n/a
US BANK (MINNESOTA)	Lincoln, NE	n/a
US BANK (MINNESOTA)	Seattle, WA	n/a
WACHOVIA	Chicago, IL	n/a
Wachovia Bank & Trust	Charlottesville, VA	n/a
Wachovia Bank & Trust	Cayce, SC	n/a
WACHOVIA BK & TRST 230 OPER	Chicago, IL	n/a
WACHOVIA BK & TRST 231 PZ	Chicago, IL	n/a
WACHOVIA: "MPI"	Chicago, IL	n/a
WACHOVIA: "OFFICERS"	Chicago, IL	n/a
WACHOVIA: "PREMIER"	Chicago, IL	n/a
WACHOVIA: "Washington Dulles"	Washington, DC	n/a
WEBSTER BANK	Hartford, CT	n/a
WELLS FARGO	Los Angeles, CA	n/a
WELLS FARGO	Seattle, WA	n/a
WELLS FARGO	Grapevine, TX	n/a
WELLS FARGO	Anchorage, AK	n/a
WELLS FARGO BANK	Phoenix, AZ	n/a
WELLS FARGO BANK	Houston, TX	n/a
WELLS FARGO BANK IOWA	Des Moines, IA	n/a
WELLS FARGO BANK N. DAKOTA	Bismarck, ND	n/a
WELLS FARGO BANK WEST	Denver, CO	n/a
WELLS FARGO BANK WEST	Ignacio, Colorado	n/a
WELLS FARGO BANK WEST	Colorado Springs, CO	n/a
WELLS FARGO BANK, N.A.	Boise, ID	n/a
WELLS FARGO BANK, NA	Las Vegas, NV	n/a
WELLS FARGO BANK-NE	Omaha, NE	n/a
WELLS FARGO-LAS VEGAS	Las Vegas, NV	n/a
WELLS FARGO-MINNESOTA	Minneapolis, MN	n/a
WELLS FARGO-NEW MEXICO	Albuquerque, NM	n/a
WELLS FARGO-SOUTH DAKOTA	Sioux Falls, SD	n/a
WESTAMERICA BANK	Suisun, CA	n/a
WHITNEY NATIONAL	New Orleans, LA	n/a
ZIONS BANK:AW	Salt Lake City, UT	n/a

SCHEDULE G - Bank Accts and Financial Institution Relationships

EUROPEAN BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
BANK OF BERMUDA	BERMUDA	n/a
KREDIETBANK	Belgium	n/a
CITIBANK	England	n/a
CITIBANK	England	n/a
CITIBANK	England	n/a
CITIBANK	Belgium	n/a
CITIBANK	Ireland	n/a
CITIBANK	France	n/a
CITIBANK	Netherlands	n/a
CITIBANK	Germany	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
BANK OF IRELAND	Ireland	n/a
ABN AMRO BANK	Netherlands	n/a
CREDIT SUISSE	Switzerland	n/a
CITIBANK (VND)	Vietnam	n/a
CITIBANK (USD)	Vietnam	n/a

ASIA-PACIFIC BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
AUSTRALIA & NEW ZEALAND BANKING GROUP	Australia	n/a
CITIBANK AUSTRALIA	Australia	n/a
CHINA CONSTRUCTION BANK	China	n/a
BANK OF CHINA	China	n/a
BANK OF CHINA	China	n/a
BANK OF CHINA	China	n/a
BANK OF CHINA	China	n/a
CHINA CONSTRUCTION BANK	China	n/a
CITIBANK	Hong Kong	n/a
CITIBANK	Hong Kong	n/a
CITIBANK	Hong Kong	n/a
CITIBANK	Hong Kong	n/a
HONGKONG & SHANGHAI BANK	Hong Kong	n/a
CITIBANK	India	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
CITIBANK	Japan	n/a
CITIBANK	Japan	n/a
BANK OF AMERICA	Korea	n/a
CITIBANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
BANK OF AMERICA	Korea	n/a
BANK OF AMERICA	Korea	n/a
CITIBANK	New Zealand	n/a
CITIBANK	Singapore	n/a
BANK OF AMERICA	Singapore	n/a
CITIBANK	Thailand	n/a
CITIBANK	Taiwan	n/a

LATIN AMERICA BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
CITIBANK	Argentina	n/a
BANCO DE BOSTON	Argentina	n/a
BANCO DE LA NACION	Argentina	n/a
BANCO RIO DE LA PLATA	Argentina	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
UNIBANCO	Brazil	n/a
BANCO DE BRASIL	Brazil	n/a
BANCO BOSTON	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO DE OCCIDENTE	Guatemala	n/a
CITIBANK	Guatemala	n/a
BANCA SERFIN	Mexico	n/a
BANCA SERFIN	Mexico	n/a
BANCO CUSCATLAN	El Salvador	n/a
CITIBANK	El Salvador	n/a
SUDAMERIS BANK	Uruguay	n/a
SUDAMERIS BANK	Uruguay	n/a
BANCO MERCANTIL	Venezuela	n/a
BANCO PROVINCIAL	Venezuela	n/a
BANCO MERCANTIL	Venezuela	n/a

OFFLINE BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
BANCO POPULAR	PUERTO RICO	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CITIBANK	PANAMA	n/a
CITIBANK	PHILIPPINES	n/a
CITIBANK	PHILIPPINES	n/a
CITIBANK	HUNGARY	n/a
PRODUBANCO	ECUADOR	n/a
ISLANDSBANKI	ICELAND	n/a
MERITA BANK	FINLAND	n/a
BANCO POPULAR ESPANOL-ESP	SPAIN	n/a
SKANDINAVISKA	SWEDEN	n/a
National Bank of Kuwait	Kuwait	n/a
BANK AUSTRIA AG	AUSTRIA	n/a
DANSKE BANK	DENMARK	n/a
CHRISTIANA BANK (NORDEA BANK NORGE ASA)	NORWAY	n/a
CREDIT LYONNAIS	VIETNAM	n/a
CAYMAN NATIONAL BANK	BRITISH WI	n/a
NED BANK	SOUTH AFRICA	n/a
BANK HANDLOWY	POLAND	n/a
BANCO COMERCIAL PORTUGAL	PORTUGAL	n/a
BANCO COLPATRIA	COLOMBIA	n/a
BANCO COLPATRIA	COLOMBIA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a

SUBSIDIARY BANK ACCOUNTS

Financial Institution	Country	Bank Acct #

UNITED AVIATION FUELS CORP.
NOTHERN TRUST BANK	USA	n/a
UNITED WORLDWIDE CORP.
JP MORGAN CHASE	USA	n/a
MILEAGE PLUS, INC.
SHORE BANK	USA	n/a
PREMIER MEETING & TRAVEL SERVICES, INC.
BANK ONE	USA	n/a
BANK ONE	USA	n/a
MY POINTS.COM, INC.
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
FLEET BANK	USA	n/a
WELLS CAPITAL MANAGEMENT	USA	n/a
WELLS FARGO BANK	USA	n/a
UAL LOYALTY SERVICES
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
KION DE MEXICO
BANCA SERFIN, S.A.	MEXICO	n/a
BANCA SERFIN, S.A.	MEXICO	n/a
CITIBANK	USA	n/a

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition as the taxes come due. Please indicate whether the following post-petition taxes have been paid or deposited as they came due.

( ) Check here if no employees.

TAX	YES	NO	NOT REQUIRED	WHEN DUE
Federal income tax withholding	X
FICA withholding	X
Employer"s share FICA	X
Federal Unemployment Taxes	X
State Income Tax Withholding	X
Sales Tax	X
Other Tax	X

If any taxes have not been paid when due complete this table:

TAX NOT PAID	AMOUNT NOT PAID	DATE OF LAST PAYMENT

Note: Tax related payments withheld from UAL and its subsidiaries" employee in the United States of America wages are paid to a third party payroll service, Deloitte & Touche LLP., with the exception of Mileage Plus who pays such tax related payments to Automatic Data Processing.